Deferred Share Units	9 Months Ended
Aug. 31, 2021
Deferred Share Units [Abstract]
Deferred Share Units

Effective May 28, 2010, the Company’s shareholders approved a Deferred Share Unit (“DSU”) Plan to grant DSUs to its non-management directors and reserved a maximum of 11,000 common shares for issuance under the plan. The DSU Plan permits certain non-management directors to defer receipt of all or a portion of their board fees until termination of the board service and to receive such fees in the form of common shares at that time. A DSU is a unit equivalent in value to one common share of the Company based on the trading price of the Company's common shares on the TSX.

Upon termination of board service, the director will be able to redeem DSUs based upon the then market price of the Company's common shares on the date of redemption in exchange for any combination of cash or common shares as the Company may determine.

During the three and nine months ended August 31, 2021, no non-management board members elected to receive director fees in the form of DSUs under the Company’s DSU Plans. As at August 31, 2021, Nil (August 31, 2020 Nil) DSUs were outstanding and 11,000 (August 31, 2020 – 11,000) DSUs were available for grant under the DSU Plan.

During the three and nine months ended August 31, 2021 and 2020, no DSUs were exercised.